SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING VARIABLE TRUST FUNDS
For the Allspring VT Discovery Fund
Allspring VT Omega Growth Fund
(each a “Fund”, together the “Funds”)

At a meeting held November 15-16, 2022, the Board of Trustees of the Funds approved the following name changes, effective on or about May 1, 2023.

Current Fund Name	New Fund Name Effective on or about May 1, 2023
Allspring VT Discovery Fund	Allspring VT Discovery SMID Cap Growth Fund
Allspring VT Omega Growth Fund	Allspring VT Discovery All Cap Growth Fund

November 17, 2022	VT1112/P1411SP